Creating Sustainable Value

47th Edison Electric Institute
Financial Conference

November 11 – 13, 2012

Entergy®

Caution Regarding Forward-Looking Statements and Regulation G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in: (i) Entergy's Form 10-K for the year ended Dec. 31, 2011, (ii) Entergy's Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and Sept. 30, 2012 and (iii) Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (f) conditions in commodity and capital markets during the periods covered by the forward-looking statements, in addition to other factors described elsewhere in this presentation and subsequent securities filings and (g) risks inherent in the proposed spin-off and subsequent merger of Entergy's electric transmission business with a subsidiary of ITC Holdings Corp. Entergy cannot provide any assurances that the spin-off and merger transaction will be completed and cannot give any assurance as to the terms on which such transaction will be consummated. The spin-off and merger transaction is subject to certain conditions precedent, including regulatory approvals and approval by ITC Holdings Corp. shareholders.

This presentation includes the non-GAAP measures of operational return on equity, operational non-fuel operation and maintenance expense, operational adjusted EBITDA and operational earnings per share when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 56 – 59. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Additional Information and Where to Find It

On Sept. 25, 2012, ITC filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) registering shares of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions, but this registration statement has not become effective. This registration statement includes a proxy statement of ITC that also constitutes a prospectus of ITC, and will be sent to ITC shareholders. In addition, Mid South TransCo LLC (TransCo) will file a registration statement with the SEC registering TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. Entergy shareholders are urged to read the proxy statement/prospectus included in the ITC registration statement and the proxy statement/prospectus to be included in the TransCo registration statement (when available) and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. ITC shareholders are urged to read the proxy statement/prospectus and any other relevant documents because they contain important information about TransCo and the proposed transactions. The proxy statement/prospectus and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000, New Orleans, LA 70161 or by calling Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

Entergy's Scope of Operations Today



Entergy's Scope of Operations

Entergy's Businesses
- 30,000 MW electric generating capacity
- One of the nation's leading nuclear generators
- 2.8 million utility customers
- More than $11 billion revenues
- ~15,000 employees

Utility
- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- ~21,000 MW generating capacity
- More than 15,800 miles high-voltage transmission lines

Entergy Wholesale Commodities
- △ 6 nuclear units owned at 5 sites (5,011 MW)
- ○ 2 gas, 1 gas / oil facilities (1,340 MW[1])
- ○ 2 wind facilities (80 MW[1])
- ○ 2 coal facilities (181 MW[1])
- △ 1 nuclear plant managed (800 MW)

[1] *EWC's ownership interest*

Business Model Has Two Main Dimensions Based on Dynamic Point of View


Entergy's Business Model
Supply / Demand
Environment
Fuel Prices
Credit Markets
Climate / Weather Data
Competitive Behavior
Legislation / Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Focus
Business Strategy
Create Options
Driven by:
Markets
Skills
Scale
Scope
Positions
Portfolio Management
Operational Excellence
Capital stewardship
Long Positions
Structured Contracts
Asset Development/ Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Mitigating uncompensated risk
Strict Risk Limits
Produce Products/ Services
Achieve Productivity
Manage Relationships
Industry Standards

Business Model Has Two Main Dimensions Based on Dynamic Point of View

Entergy's Business Model


Mitigating uncompensated risk
Long Positions
Structured Contracts
Asset Development/ Acquisitions
Portfolio Management
Rigorous Analysis
Current Point of View
Asset Disposition
Structured Contracts
Short Positions
Focus
Business Strategy
Create Options
Capital stewardship
Driven by:
Markets
Skills
Scale
Scope
Positions
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Industry Standards

The Foundation: Safe, Secure and Efficient Operations

Operational Excellence

Every day

2012 Operational Accomplishments Year-to-Date

Utility	EWC

Utility



Affordable rates

✓ Maintained flat non-fuel electric rates from 2011 to 2012

✓ Restored power to 90% of customers within 4 – 5 days after Hurricane Isaac moved through service area



Severe weather events

MISO

✓ Obtained approvals subject to conditions of MISO proposal in LA, TX and AR

Long-term benefits

TARGET ZERO ACCIDENTS

EWC



✓ Completed breaker-to-breaker run at FitzPatrick

Operational excellence

✓ Obtained Pilgrim 20-year license renewal from NRC



Preserving and enhancing value



✓ Received positive decisions in Vermont Yankee proceedings

Active Regulatory Calendar – Constructive Regulatory Relationships

Operational Excellence

Arkansas

- Hot Spring acquisition approved Jul 2012, with cost recovery through capacity rider; DOJ review ongoing
- Next base rate case expected to be filed in 1Q13; 10-month statutory deadline

Louisiana

- Base rate case filings for EGSL and ELL to be made by Jan 2013; 12-month statutory deadline

Mississippi

- 2012 test year FRP to be filed Mar 2013
- Hinds cost recovery through rider approved Aug 2012; DOJ review ongoing
- Staff report on electric utility ROE methodology expected by end of 2012

New Orleans

- Seeking possible renewal or extension of FRP
  - Current FRP ended with 2011 test year

Texas

- PUCT issued final rate case order in Sep 2012; reflects a 9.8% return on equity and a $27.7M base rate increase (ongoing EPS effect ~$0.03[1])
- Proposal on purchased power capacity rider expected to be issued Nov 2012

[1] *Revised after receipt of PUCT Staff's workpapers*

Strategy and Recovery Mechanisms Key

Operational Excellence

Illustrative

Regulatory Mechanisms for Cost Recovery

Cost Recovery

- *Formula Rate Plan*
  - X% / X% (range)
  - **Example:** Non-fuel O&M; Maintenance capital
- *Specific Recovery*



Acadia Unit 2

  - **Example:** Acquisitions; Capacity costs; Emission costs; Energy efficiency; Renewables; Storm
- *Rate Case*


14ft

42 witnesses in ETI's 2011 rate case

  - **Example:** Full review of costs; Rate design

Goal: timely recovery of costs and the opportunity to earn on prudent investment

For a Utility, What Really Matters Is What You Earn. . .

Operational Excellence

Return on Equity: ETR Utilities vs Peer Utility Holding Companies[1]


%
15
14
13
12
11
10
9
0
ETR Utilities
5-Year Book ROE Range[1]
5-Year Average Allowed ROE Range (Min / Max)
2012 Allowed ROE

[1] *Utility Holding Companies with market capitalization greater than $5B; for companies with multiple utility subsidiaries, ranges reflect ROEs of each company*

Operational Excellence

. . .While Keeping Customer Rates Affordable

Utility Average Residential Customer Rates

2011; ¢ per kWh



40
30
20
10
0
ETI
ELL
ENOI
EAI
EGSL
EMI

Utility Average Residential Customer Rates with $30/mt Carbon Tax

2011; ¢ per kWh



40
30
20
10
0
ETI
ELL
EAI
EMI
ENOI
EGSL

The Washington Post

Published: November 7

Obama to continue efforts to curb greenhouse gases

Note: Regulated utilities, excluding primarily hydro-electric

Challenges in Texas Remain, But We Have Options

Operational Excellence

Operational ROE
2007 – 2012E; %


As-Reported
5.9
6.1
7.3
7.9
9.4
7.0
6.6
7.3
7.9
9.4
07
08
09
10
11
12E

Paths for Improving ROE in Texas

- Purchased power recovery rulemaking (draft rider rule under development)
- Special relief through fuel adjustment clause
- Transmission Cost Recovery Factor (authorized but not used to date)
- Next base rate case (timing TBD)
- Pursue relief in courts

Key Legislative and Regulatory Events

✓ 2006 & 2009: Storm cost legislation and securitizations (hurricanes Rita and Ike)

✓ 2007 rate case
$47M base rate increase in Jan 2009

✓ 2009 rate case
$17.5M increase in May 2010
$41.5M increase in Aug 2010
$9M increase in May 2011
$68M total

✓ 2011: SB 1693
Distribution investment rider recovery

✓ 2011 rate case
$27.7M increase in Jul 2012

Increased Investment on Horizon Requires Prudent Management

Operational Excellence

Key Drivers	Issue	Investment Types
Growing demand	~3.7 GW projected Entergy region load growth by 2020	Portfolio transformation *Ninemile 6 CCGT* 
Aging infrastructure	~12 GW of existing Utility generation is 35 years or older	Major projects *Waterford 3 Steam Generator Replacement* 
Environmental regulation	MATS compliance by 2015 – 2016 Regional Haze likely by 2019 SO_2 NAAQS likely by 2019[1] CSAPR or replacement rule?	Environmental controls *Scrubbers at White Bluff Plant*[2] 
NERC compliance	Reliability investments to meet increasing standards	Transmission investments *Critical Infrastructure Protection* 
Every day	Routine maintenance of generation, transmission and distribution facilities	~$900M annually 

[1] *Largely dependent on state action* [2] *Project suspended; limits for NOx and SO_2 at White Bluff depends on final State or Federal Implementation Plan*

At EWC, Resolution of License Renewal Could Take Up to 7 to 10 Years

Operational Excellence

NRC License Renewal Status

The Longest Still To Go

Issued for 20 years — Issued

- ✓ Palisades renewed on 1/17/07 (expires 3/24/31)
- ✓ FitzPatrick renewed on 9/8/08 (expires 10/17/34)
- ✓ VT Yankee renewed on 3/21/11 (expires 3/21/32)

Longest to Date

- ✓ Pilgrim renewed on 5/29/12 (expires 6/8/32)

Pilgrim: 4 years from 2008 Hearings to 2012 Decision

Apply that to Indian Point…

Pending

Unit	Expiration	Recent Events / Next Steps
Indian Point 2	9/28/13	• Final Safety Evaluation Report issued in 2009; SER Supplement issued 8/30/11
Indian Point 3	12/12/15	• FSEIS[1] issued Dec 2010 • Further supplements to FSEIS and FSER expected in next few months • ASLB[2] Track 1 hearings on 10 of 13 issues (so far) scheduled to conclude by end of 2012

"Timely Renewal Protection" available if necessary

Time to resolve issues raised by DC Circuit Waste Confidence Decision

[1] *Final Supplemental Environmental Impact Statement*
[2] *Atomic Safety and Licensing Board*

Indian Point State Water Quality Proceedings Ongoing

Operational Excellence

Wedgewire Screens vs Cooling Towers

Capital estimate:
$250M – $300M


Wedgewire Screen

a) *Would significantly reduce fish entrainment and impingement*
b) *Bottom line – in operation approximately 4 years after approvals*

Capital estimate: at least $1.19B (2009$, direct capital cost) + 14.5 TWh of lost generation over 42-week outage period


Cooling Towers

a) *Air quality – probably "not permittable"*
b) *Aesthetic – size / visible plume ~10% of time*
c) *Zoning – Village of Buchanan not supportive*
d) *Bottom line – in operation approximately 13 years after approvals*

Our Response

- We believe operation of IP causes no significant impact to Hudson River; however, offered wedgewire screens as best technology available
- Water quality certification has been waived by NY State

Current Status

- Adjudicatory hearings in joint proceeding of WQC / SPDES[1] before NY State Department of Environmental Conservation underway
- Submitted notice to NRC of no final decision on WQC in required 1-year time period

[1] *State Pollutant Discharge Elimination System permit*

Pursuing Several Paths to Resolve Coastal Zone Management Issue

Operational Excellence

U.S. Statute
Coastal Zone Management Act

"In the event the State agency has previously reviewed a license or permit activity, further review is limited to cases where…the activity will be modified substantially causing new coastal zone effects."

--44 Fed. Reg. 37,142, 37,150 (June 25, 1979)

Our Response

- No new coastal zone effects will be caused by license renewal and NY State has previously reviewed and found Indian Point consistent with NY coastal policies

Current Status

- Filed ASLB motion for declaratory order on 7/30/12 that no further consistency review required; answers to motion due 1/14/13

New York State
Coastal Management Program

"The projects which meet one of the following two criteria…
will not be subject to New York State's Coastal Management Program…"

--New York CMP § II-9, at 1 (2006)

Our Response

- Indian Point is "grandfathered" under the New York Coastal Management Program

Current Status

- Filed with NYS Dept of State a petition for declaratory order on 11/7/12 confirming that Indian Point is "grandfathered"

Indian Point Safe, Secure, Vital… and Has Public Support

Operational Excellence

CEPE
CENTER FOR ENERGY POLICY AND THE ENVIRONMENT AT THE MANHATTAN INSTITUTE

Indian Point Independent Safety Evaluation (ISE)

planYC

An Assessment of Energy Needs in Westchester County

ISO

2012 Reliability Needs Assessment

Polling Results Over Time; %

Q: Do you favor or oppose renewing the licenses for the electricity-generating nuclear plants at the Indian Point Energy Center?



60
45
30
15
0
Fukushima
Mar 11, 2011
Favor
53
Oppose
28
Don't Know
19
Aug 2010
Mar 2011
Aug 7-10 2011
Aug 31 2011
Oct 2011
Feb 2012

Newsday

SIENA college

Independent poll by Newsday / Siena College (Oct 2012):

57% want IP to remain open
33% prefer that IP close
9% didn't know

Business Model Has Two Main Dimensions Based on Dynamic Point of View


Entergy's Business Model
Supply / Demand
Environment
Fuel Prices
Credit Markets
Climate / Weather Data
Competitive Behavior
Legislation / Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Create Options
Focus
Business Strategy
Driven by:
Markets
Skills
Scale
Scope
Positions
Portfolio Management
Long Positions
Structured Contracts
Asset Development/ Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Mitigating uncompensated risk
Strict Risk Limits
Capital stewardship
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Industry Standards

Cautiously Optimistic on Northeast Power Prices

Current Point of View

Historical Northeast Market Power Prices (Energy Only)

$/MWh; Rolling Averages

Illustrative



120
100
80
60
40
20
0
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Rolling Prompt 12-Month Forward Prices
Rolling 365-Day Spot Price
Increased Hedging Mid-2010
Implied Spot Using Forward Prices
Potential 5-year out view for NE power prices¹
Market response
Unit shutdown
Environmental regulation
Upside: ~$80
Current forward: ~$50
Downside: ~$40
Out-of-market regulation
Ongoing gas oversupply

[1] Includes energy and capacity

Source: New York Independent System Operator, ISO New England, internal analysis

Potential for improvement in heat rates, capacity markets, natural gas markets

Previous Hedging Preserved Value

Current Point of View

EWC Nuclear Portfolio Revenue With and Without Contracting

2009 – 2017E; $/MWh; Capacity and Acquisition PPA Recognized at Contract Prices



80
70
60
50
40
30
20
10
0
Average Portfolio Price
Realized MTM Gain since 2009: ~$1.6B
Not Yet Realized MTM Gain: ~$0.2B
Historical Spot and Current Forwards
09
10
11
12E 1
13E
14E
15E
16E
17E

EWC Nuclear Portfolio Energy Under Contract

2009 – 2017E; % as reported on Nov 5, 2012



86
90
96
85
84
73
25
25
26
09
10
11
12E
13E
14E
15E
16E
17E

[1] *Realized through Sep 2012*

Current Hedging Product Selection Designed to Benefit If Prices Rise

Current Point of View

EWC Nuclear Revenue Sensitivity on Contracted Energy

Based on market prices as of Sep 30, 2012



Avg Contracted Revenue Change, $/MWh
10
5
0
(5)
(10)
(20)
(10)
0
10
20
Market Price Change, $/MWh
2014
2013
Avg expected contracted revenue/MWh
$45 on ~33.6 TWh
$45 on ~29.9 TWh

Optimizing hedge timing, volumes and products around POV

- Firm products with call options for post-license renewal volumes
  - *Cap operational and liquidity risks*
  - *Allow for market upside*
- Larger volumes of collars
  - *Cap downside, allow for market upside*
- Optimizing UC / LD mix
  - *Maximize liquidity, optimize timing, minimize transaction costs*
- Using portfolio length, including RISEC
  - *Mitigate operational risk, lower UC costs*

Business Model Has Two Main Dimensions Based on Dynamic Point of View

Entergy's Business Model



Mitigating uncompensated risk
Supply / Demand
Environment
Fuel Prices
Credit Markets
Climate / Weather Data
Competitive Behavior
Legislation / Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Create Options
Portfolio Management
Long Positions
Structured Contracts
Asset Development/ Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Focus
Capital stewardship

Significant Progress Made in Advancing MISO Proposal

Portfolio Management

MISO Proposal


MISO
Entergy Service Territory

Joining MISO Benefits All Stakeholders

Potential customer savings of up to $1.4B over 2013 – 2022 timeframe

"The Companies' Application filed in this docket is approved as in the public interest, subject to…contingencies… and conditions…"

--LPSC Order No. U-32148, 6/28/12

"…EAI is hereby authorized to sign the MISO Transmission Owners Agreement and move forward with the EAI / MISO integration process…"

--APSC Order No. 72, 10/26/12

"…the Commission finds that ETI's application, as modified…is in the public interest and approves the proposed transfer of operational control to MISO…"

--PUCT Order, 10/26/12

To Do

- MPSC – settlement reached with Staff; on agenda for 11/15/12 Open Meeting
- CCNO – settlement filed 11/8/12; on agenda for 11/12/12 Utility Committee Meeting

The Next Step, ITC Transaction – Benefits for Customers, Other Stakeholders

Portfolio Management

Proposed Spin-Merge of Transmission Business

Illustrative

Post Spin-Merge

Entergy Shareholders will own stock in *two companies*

ETR and OpCos reduce debt and redeem preferred equity with the $1.775B



ETR After
ITC After
Entergy Shareholders
ITC Shareholders
ETR Shares
ITC Shares
~45.1% ITC Shares
$700M recapitalization (pre-close)
Entergy
ETR Shares
Trust
Up to ~5% ITC Shares (split-off)
~5%
ITC Shares
ITC
Mid South TransCo LLC (New Holdco)
Transco Subs
ITC Merger Sub
Utility OpCos
Entergy Wholesale Commodities

– Generation
– Distribution
– Retail customer service

$1.775B debt transferred with assets

– Transmission

Expected closing in 2013

The Common Dividend: Current Structure vs Post ITC Transaction

Illustrative

ETR Today

1 *Current business supports the current dividend of $3.32 per share*



Return to shareholders, $B
~$4B
4
3
2
1
0
Dividends
Share Repurchases
Future dividends at $3.32/sh
10
11
12E
13E
14E
10 - 14E

Post Spin-Merge

2 *Objective: ETR + ITC dividends accretive for ETR shareholders*



Common Dividend Post Spin-Merge, Annualized $/sh
ITC
$1.51
ETR
$3.32
Today
X Dividend exchange ratio[1]
$3.32 Total
Neutral
Our Objective
Up to $3.32 + ITC dividend
+ ITC stock from spin-off
Accretive

[1] Dividend exchange ratio will depend on several factors, including the form of ITC's $700M recapitalization (repurchase or special dividend), the form of ETR's distribution of ITC shares at closing (spin-off or split-off) and the amount of ITC shares held in trust and split-off post-merger, if any

The Common Dividend: Our Objectives

ETR Today

1 Current business supports the current dividend of $3.32 per share

Post Spin-Merge

2 Objective: ETR + ITC dividends accretive for ETR shareholders

Previously, we've said the long-term financial outlook supported maintaining Entergy's dividend at the current $3.32 per share annualized level

3 Current procedural schedules point to dividend decision at least 10 mos away

Considerations for dividend level

- Utility investment profile (planned and potential)
- Regulatory outcomes
  - Current cases (including ETI)
  - Major investments (e.g., Waterford 3 steam generator replacement, Hinds and Hot Spring acquisitions)
  - Three rate cases in 2013
- Point of view on commodity markets, EWC's ability to temporarily supplement dividend
- Number of ITC shares to Entergy shareholders
- Credit and liquidity
- Payout ratio

4 Bottom line… when the time comes, we'll make the right decision

Benefits from Independence – Regional Transmission Planning

Portfolio Management



<u>Transmission Planning</u>

ITC

- Optimize projects ***<u>across</u>*** both systems and other regions
- Better access to information
- Within MISO and beyond

✓ Aligns with national policy objectives
✓ Greater participation, disclosure by third parties
✓ Facilitates competitive markets

Sources: Velocity Suite Online and Ventyx, an ABB Company

Benefits from Operational Excellence

Portfolio Management

BEST-IN CLASS

ITC



ITC provides a singular focus on transmission system performance, planning and operations

EDISON ELECTRIC INSTITUTE

Entergy has been recognized with EEI emergency response awards every year since inception

Hurricane Isaac
Storm Command Center



Leverages Entergy's world-class storm restoration process

Benefits from Financial Flexibility

Portfolio Management

Utility Operating Cash Flow Minus Cash Construction Expenditures
2014E – 2018E; $B



6
4
2
0
20%
4.34
5.20
Status Quo
With ITC Transaction

Transmission-related cash capital requirements go away

Utility Debt Obligations
2018E; $B



12
9
6
3
0
$2.7B
Status Quo
With ITC Transaction

Stronger Utility balance sheet improves ability to invest in Generation and Distribution

Benefits Offset Modest Customer Bill Effects

Portfolio Management

Typical Residential Monthly Bill (1,000 kWh)
Base Case Scenario, 2014; $

Illustrative



Estimated net bill effect resulting from FERC rate construct[1]
100
80
60
40
20
0
Continued Entergy ownership
EAI
EGSL
ELL
EMI
ENOI
ETI

[1] *Does not include estimated rate timing effect of Forward Test Year*

Regulatory Approval Process Underway

Portfolio Management

ITC Change of Control Filings Timeline of Key Events

Arkansas (Docket 12-069-U)

- 9/28/12 – Filing[1]

Procedural schedule not yet established

Louisiana (Docket U-32538)

- 9/5/12 – Filing
- Discovery
- 3/14/13 – Staff / Intervenor direct
- 4/25/13 – ELL / EGSL rebuttal
- 6/24/13 – Hearing begins
- Sep – Commission consideration

Mississippi (Docket 2012-UA-358)

- 10/5/12 – Filing

Procedural schedule not yet established

New Orleans (Docket UD-12-01)

- 9/12/12 – Filing
- 1/25/13 – Intervenor direct
- 4/3/13 – Advisors direct
- 5/13/13 – ENOI rebuttal
- 7/23/13 – Hearing begins

Texas

Filing schedule TBD

FERC (Dockets EC12-145; ER12-2681; EL12-107)

- 9/24/12 – 203 / 205 Filing[2]
- 12/7/12 – Deadline for comments / interventions / protests

[1] *EAI will also make a filing with the Missouri Public Service Commission because that operating company has some transmission assets located in the state of Missouri*

[2] *FERC 204 filings made 10/31/12*

Evaluating Strategies to Improve Efficiency for Post-Transaction State and the Future

Portfolio Management

Organizational design



Change the way we work


SharePoint
Overview
Benefits
Requirements
Resources
Community
Try it
Share.
SharePoint

Benchmarking


Quartile Ranking
1
2
3
4
Measure 1
Measure 2
Measure 3
Measure 4

Supply Chain


Warehousing
Materials
Procurement
Vendors
Fuel
Contracts

Continue to Seek Solutions to Maximize Value for Utility, EWC, Entergy

Portfolio Management

Illustrative



Today
Proposed
Future?
1 Stock
ETR Shareholders
Proposed 2 Stocks
ETR Shareholders
Operational Excellence and Portfolio Management
Hybrid Stock
Vertically Integrated Utility
EWC
Isolate, Separate Business Risks to Maximum Extent Possible
Hybrid Stock
Transco
Utility
EWC
Insulate
Isolate
Separate
Grow

Summary

- Business and financial plan based on realities of today
  - Starts with safety and operational excellence every day
  - Active Utility regulatory agenda and substantial investment program and opportunities
  - Protracted license renewal processes for EWC nuclear plants
  - Depressed power prices eroding margins at EWC, but contracting has mitigated impact and provides for upside
- Continuously seek out ways to improve upon reality for all stakeholders through operational excellence and portfolio management
  - For example, the proposal for the Utility operating companies to join MISO and the spin-off and merger of the transmission business with ITC
  - Future initiatives include operational efficiency improvements and other ideas and opportunities, like we have for last 14 years
- Overarching financial objective is to create sustainable value to return to owners

Questions?

Appendix I
Additional Information

Utility Overview – Operating Diversity and Regulatory Oversight

Electric Customer Breakdown
2011; % of MWh sales


Industrial
38
Residential
34
Commercial &
Governmental
28

Generation Portfolio
2011; % of MW, Owned and Leased Capability


Coal
11
Nuclear
23
Gas / Oil / Hydro
66

Overview of Utility Operating Companies

Entergy Arkansas
- Electric utility
- 693,000 electric customers
- Authorized ROE: 10.2%
- Base rate case to be filed in 1Q13

Entergy Gulf States Louisiana
- Electric and gas utility
- 384,000 electric customers
- 92,000 gas customers
- Authorized ROE Ranges:
  - Electric 9.9 – 11.4%
  - Gas 10.0 – 11.0%
- Base rate case to be filed by Jan 2013 for electric
- Rate Stabilization Plan in place for gas

Entergy Louisiana
- Electric utility
- 669,000 electric customers
- Authorized ROE Range: 9.45 – 11.05%
- Base rate case to be filed by Jan 2013

Entergy Mississippi
- Electric utility
- 437,000 electric customers
- Authorized ROE Range: 9.88 – 12.01% (per 2011 test year FRP filing)
- Formula Rate Plan

Entergy New Orleans
- Electric and gas utility
- 161,000 electric customers
- 101,000 gas customers
- Authorized ROE Ranges:
  - Electric 10.7 – 11.5%
  - Gas 10.25 – 11.25%
- Formula Rate Plan, electric and gas (expired with 2011 test year)

Entergy Texas
- Electric utility
- 413,000 electric customers
- Authorized ROE: 9.8%
- Final order in 2011 rate case issued Sep 2012

Utility Investments – Hot Spring and Hinds Energy Facilities

	Hot Spring	Hinds
MW	620	450
Seller	KGen Power Corporation	
Total Investment (excluding transmission)	$277M; $447/kW	$246M; $547/kW
Plant Type / Fuel Source	Combined Cycle / Natural Gas	
Location	Hot Spring County, AR	Jackson, MS
Commercial Operation	2002	2001
Jurisdiction	EAI	EMI
Recovery Mechanism	APSC and MPSC "Pre-Approval;" capacity costs recovered through riders	
Regulatory Status	Approved by retail regulators and FERC; DOJ review is ongoing	


Hot Spring Energy Facility


Hinds Energy Facility

2011
- Acquisitions Announced Apr 2011

2012
- MPSC Approval Feb 2012
- APSC Approval Jul 2012
- MPSC Approved Cost Recovery Aug 2012

Utility Investments – Ninemile 6 New CCGT Plant

	Ninemile 6
MW / Plant Type	~550 / Natural Gas-Fired Combined Cycle
Total Investment	$721M, excluding transmission
Spending	Through 2012E: $225M; 2013E: $342M; 2014E: $117M; 2015E: $37M
Location	Westwego, LA
Expected In-Service	First part of 2015
Jurisdiction	ELL; PPAs to EGSL (25%) and ENOI (20%)
Recovery Mechanism	• ELL and EGSL will recover costs through their respective FRPs, if in effect when the project is placed in service, or through base rate case filings • ENOI will make a base rate case filing
Status	Approved; under construction



Ninemile Point

2010
- Air Permit Application Filed Sep 2010
- Market Test Decision Jul 2010

2011
- Air Permit Issued Aug 2011

2012
- LPSC, CCNO Approvals
- Full Notice to Proceed Issued

2013

2014

2015
- Estimated In-Service Date First Part of 2015

Utility Investments – Waterford 3 Steam Generator Replacement

	Waterford 3
Estimated Cost	$687M
Spending	Prior to 2012: $384M; 2012E: $263M; 2013E: $40M
Plant Type / Fuel Source	Nuclear
Status	Installation underway
Jurisdiction	ELL
Recovery Mechanism	• Eligible for recovery through 2011 test year FRP • Subject to refund and subsequent prudence review
Regulatory Status	Estimated year-one adjusted revenue requirement of approximately $101.3M filed in Jun 2012



Waterford 3
Steam Electric Station

2008 – ELL Petitioned LPSC to Replace 2 Steam Generators Jun 2008; LPSC Approved Stipulated Settlement Nov 2008

2009

2010 – ELL Notified LPSC RSGs Would Not Be Delivered in Time to Meet Current Schedule Dec 2010

2011

2012 – ELL Filed Est 1st-Year Revenue Req Jun 2012; Installation Fall 2012; Estimated In-Service Date Dec 2012

Utility – Hurricane Isaac
Adds to Capital and Regulatory Recovery Agenda

Preliminary Isaac Restoration Costs
$M

Company	Estimated Amount
EAI	10
EGSL	70 – 90
ELL	240 – 300
EMI	30 – 40
ENOI	50 – 60
Total	400 – 500

Capital / Non-Capital Split
%



Non-Capital 33
Capital 67

Storm Cost Recovery Options

- Accessing funded storm reserves at the appropriate time (invoices are still being received / processed)
- Securitization or other alternative financing
- Traditional retail recovery on an interim and permanent basis
- Insurance, to the extent coverage is available and deductibles are met

Expect to make filings with regulators over the next several months to seek recovery of amounts above storm reserves as well as replenishment of storm reserves

Utility – Non-Fuel O&M Trends

Utility Non-Fuel O&M / Refueling Outage Expenses
2008 – 2014E; $M



2,500
2,000
1,500
1,000
500
0
Historical
Illustrative
~2 – 4%[1]
Annual Growth Rate
(can vary by year)
08
09
10
11
12E
13E
14E

[1] *Excludes expenses in connection with the proposed spin-off and merger of Entergy's transmission business with ITC, which are classified as "special" and not included in operational earnings*

Drivers

- Varying compensation and benefit costs (e.g., pension discount rates)
- Increased costs associated with power plant acquisitions
- Spending on energy efficiency programs (offset in revenue)

Utility – Long-Term Financial Outlook

2013 Utility Earnings Sensitivities

$/share (after-tax) – Prepared Nov 2012

Retail Sales Growth
1% change in MWh sold

Rate Base
$100M change

Allowed ROE
1% change

Non-Fuel O&M
1% change



0.11
(0.11)
0.03
(0.03)
0.41
(0.41)
0.08
(0.08)

Utility Net Income

Around 6% Net Income CAGR (2009 base) on attractive investment opportunities; $M



Around 6%
692
09
14E1

[1] *Illustrative, not intended to be guidance*

EWC – Northeast Markets
Forward Energy and Power Prices

NYISO Auction-Cleared Capacity Prices

For delivery Jun 2010 – Dec 2012; $/kW-mo



3.0
2.5
2.0
1.5
1.0
0.5
0.0
Strip
Monthly
Spot Auction
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12

Source: Published prices per NYISO

ISO-NE Capacity Prices

For delivery Jun 2010 – May 2016; $/kW-mo



5.0
4.0
3.0
2.0
1.0
0.0
Forward Capacity Auctions[1]
Reconfiguration Auctions
Monthly Auctions
Jun-10
Jun-12
Jun-14
Jun-16

[1] ISO-NE accepted VY's bid to delist for the Jun 2015 – May 2016 FCA #6 and retroactively for the Jun 2013 – May 2014 FCA #4

Source: Published prices per ISO-NE

Northeast Nuclear Fleet Forward Energy Prices

Jan 2012 – Oct 2012; Around-the-clock $/MWh; Excludes Palisades



50
45
40
35
Jan-12
Apr-12
Jul-12
Oct-12

At 10/31/12

Cal 2013
$43
Cal 2014
$44
Cal 2015
$45

Source: Derived from third party data service

EWC – Northeast Markets
New York Zone A Market Prices and Heat Rates

NYISO Zone A
ATC Forward Prices; $/MWh



45
35
25
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
$37
Cal 2014
$37
Cal 2015
$38

NYISO Zone A
Implied Delivered Heat Rate; Btu/kWh



9,500
8,500
7,500
6,500
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
~8,500
Cal 2014
~8,300
Cal 2015
~8,200

EWC – Northeast Markets
New York Zone G Market Prices and Heat Rates

NYISO Zone G
ATC Forward Prices; $/MWh



55
45
35
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
$45
Cal 2014
$46
Cal 2015
$47

NYISO Zone G
Implied Delivered Heat Rate; Btu/kWh



12,000
11,000
10,000
9,000
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
~10,300
Cal 2014
~10,200
Cal 2015
~10,000

EWC – Northeast Markets
New England Market Prices and Heat Rates

ISO-NE MASS Hub
ATC Forward Prices; $/MWh


55
45
35
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
$45
Cal 2014
$45
Cal 2015
$46

ISO-NE MASS Hub
Implied Delivered Heat Rate; Btu/kWh


10,000
9,000
8,000
7,000
01/12
04/12
07/12
10/12

Source: Derived from third party data service

At 10/31/12

Cal 2013
~8,400
Cal 2014
~8,300
Cal 2015
~8,300

EWC – Positively Leveraged to Rising Prices



EWC Nuclear Energy and Capacity Revenue Sensitivity
Based on market prices as of Sep 30, 2012
Expected sold and market total revenue
EWC Energy and Capacity Revenue, $/MWh
60
55
50
45
40
35
30
25
2013
2014
2016
2015
$47
$47
$45
$45
25
30
35
40
45
50
55
60
Northeast Energy Market Prices, $/MWh

EWC – Nuclear Fuel Trends

Illustrative

Nuclear Fuel Projections
2011 – 2015E; $M



$6 – $8/MWh
(2012E – 2015E)
Expense (pre-tax)
Capital Spend
11
12E
13E
14E
15E

Uranium Price, Production and Demand



Price; $/lb
150
120
90
60
30
0
Demand (lbs)
Production (lbs)
Price
250
200
150
100
50
0
U308 Pounds; M
05
06
07
08
09
10
11
12E
13E
14E
15E
16E

Source: The Ux Consulting Company, LLC (UxC) (production and demand); Trade Tech (price)
Note: Assumes uninterrupted normal operation at all EWC nuclear plants

EWC – Non-Fuel O&M Trends

EWC Non-Fuel O&M / Refueling Outage Amortization
2008 – 2014E; $M[1]



1,400
1,200
1,000
800
600
400
200
0
History
Illustrative
Special items
~2 – 4%
Annual Growth Rate
(can vary by year)
08
09
10
11
12E
13E
14E

Drivers

- Varying compensation and benefit costs (e.g., pension discount rates)
- Higher NRC fees and new regulatory requirements
- Workforce planning
- Acquisition of Rhode Island State Energy Center at end of 2011

Note: Assumes uninterrupted normal operation at all EWC nuclear plants

[1] Excludes VY impairment recorded in 2012, which was classified as a special item and excluded from operational earnings

EWC – Long-Term Financial Outlook

2013 EWC Earnings Sensitivities[1]

$/share (after-tax) – Prepared Nov 2012

Nuclear Capacity Factor 1% change	0.06	(0.06)
EWC Revenue $10/MWh market price change	0.49	(0.25)
Non-Fuel O&M 1% change	0.04	(0.04)
Nuclear Outage (lost revenue only) 1,000 MW plant for 10 days		(0.03)

EWC Results

Declining Operational Adjusted EBITDA through 2014 compared to 2010 level; $M



1,048
862
10
11
12E2,3
13E2,3
14E2,3

[1] *Assumes uninterrupted normal operation at all EWC nuclear plants*
[2] *Based on 9/30/12 prices*
[3] *Illustrative, not intended to be guidance*

2013 Earnings Guidance

Operational EPS

2013E Guidance (after-tax) – Prepared Nov 2012



Current indications point to upper end of range
4.85 – 5.65 Range
5.55
Net $0.05
Other Net Rev
Other Inc
Interest
Other Taxes
Depn
O&M
Inc Tax
Net $(0.70)
Inc Tax
Depn
Decom
O&M
Net Rev
Net $0.10
Inc Tax
Interest
5.00 Midpoint
4.60 – 5.40 Range
5.00
12E Adjusted Starting Point
Utility
Entergy Wholesale Commodities
Parent & Other
13E Operational Guidance

As-Reported[1]	As-Reported[1]
4.14	5.00
3.44 – 4.24 Range	4.60 – 5.40 Range

[1] Does not reflect any potential future expenses for the special item in connection with the proposed spin-merge of Entergy's transmission business in 4Q12 and beyond; 2013 as-reported earnings guidance will be updated to reflect this special item as actual costs are incurred during the year

Preliminary Three-Year Capital Investment Plan

Preliminary

Projected Capital Expenditures
2013E – 2015E; $B – Prepared Nov 2012



Preliminary Maintenance Capital
Preliminary Investing Capital
Utility
5.4
2.9
2.5
EWC
1.2
0.4
0.8
Total
6.6

Investing Capital
2013E – 2015E; % of Total – Prepared Nov 2012



2.5
100%
80%
60%
40%
20%
0%
Portfolio Transformation
Environmental
Other Generation
Transmission
Distribution / Other
0.8
100%
80%
60%
40%
20%
0%
Dry Cask Storage / License Renewal
Wedgewire Screens
NYPA Value Sharing
Other (Primarily Component Replacements / Identified Repairs)

Capital Deployment – Return Cash to Owners; No Traditional Equity Issuances

2013 Corporate Earnings Sensitivities
$/share (after-tax) – Prepared Nov 2012

Interest Rate
1% change on $1B debt

Effective Income Tax Rate
1% change in overall rate



0.03
(0.03)
0.08
(0.08)

Illustrative

Current Financial Outlook
Cash Sources and Uses
$B

Balanced capital investment / return program with a total of around $4B dividends and share repurchases from 2010 – 2014; $B[1]



Available for:
- Return to shareholders (dividends, share repurchases)
- Growth investments
OCF / Cash
Invest-ment
Net Debt
Available

[1] *Updated Nov 2012*

Entergy's Long-Term Financial Outlook

Utility Net Income

Around 6% Net Income CAGR (2009 base) on attractive investment opportunities; $M


692
Around 6%
09
14E[1]

[1] Illustrative, not intended to be guidance

EWC Results

Declining Operational Adjusted EBITDA through 2014 compared to 2010 level; $M


1,048
862
10
11
12E[1,2]
13E[1,2]
14E[1,2]

[1] Based on 9/30/12 prices [2] Illustrative, not intended to be guidance

Corporate Results

Results will vary depending upon factors including effective income tax and interest rates and the amount / timing of share repurchases, if any

2013 effective income tax rate: earnings guidance midpoint assumption is 34%

Credit Quality: **Strong liquidity; solid credit metrics supporting ready access to capital**

Capital Deployment

Balanced capital investment / return program with a total of around $4B dividends and share repurchases from 2010 – 2014; $B


4
0
Share Repurchases
Dividends
Thru 3Q12
Thru 14E[1]

[1] Illustrative, not intended to be guidance

Appendix II
Regulation G Reconciliations

Regulation G Reconciliations

Table 1: ETI Return on Average Common Equity
Reconciliation of GAAP to Non-GAAP Measures
2007, 2008 and 2012E

($ in millions)

		2007	2008	2012E
As-Reported Earnings	(a)	58.9	57.9	47.9
Less Special Items				
Transmission business spin-merge expenses		-	-	(4.4)
Total Special Items	(b)	-	-	(4.4)
Operational Earnings	(a)-(b)	58.9	57.9	52.3
Average Common Equity	(c)	996.1	952.2	878.8
Less Average Equity Infusion from Parent		150.0	75.0	-
Adjusted Average Common Equity	(d)	846.1	877.2	878.8
ROE – As-Reported	(a)/(c)	5.9%	6.1%	5.5%
ROE – Operational	((a)-(b))/(d)	7.0%	6.6%	6.0%

Regulation G Reconciliations

Table 2: Entergy Wholesale Commodities Non-Fuel O&M[1]
Reconciliation of GAAP to Non-GAAP Measures
2009 and 2010

($ in millions)

		2009	2010
As-Reported Non-Fuel O&M	(a)	1,058	1,195
Less Special Items			
Non-Utility Nuclear Spin-Off Expenses[2]		48	117
Total Special Items	(b)	48	117
Operational Non-Fuel O&M	(a)-(b)	1,010	1,078

[1] Non-fuel O&M is defined as other operation and maintenance expense and nuclear refueling outage expense, excluding investments in wind generation accounted for under the equity method of accounting

[2] Includes non-utility nuclear spin-off dis-synergies and expenses for outside services to pursue the previously planned spin-off in 2009 and 2010 and the charge in connection with the business unwind in 2010

Regulation G Reconciliations

Table 3: Entergy Wholesale Commodities Operational Adjusted EBITDA
Reconciliation of GAAP to Non-GAAP Measures
2010 and 2011

($ in millions)

	2010	2011
Net Income	489	492
add back: Interest expense	72	21
add back: Income tax expense	269	225
add back: Depreciation and amortization	163	179
subtract: Interest and investment income	171	136
add back: Decommissioning expense	107	81
subtract: Other than temporary impairment losses	(1)	-
Adjusted EBITDA	931	862
add back: Special items: Non-utility nuclear spin-off expenses[1]	117	-
Operational Adjusted EBITDA	1,048	862

[1] *Includes non-utility nuclear spin-off expenses for outside services to pursue the previously planned spin-off and the charge in connection with the business unwind in 2010*

Regulation G Reconciliations

Table 4: Consolidated EPS
Reconciliation of GAAP to Non-GAAP Measures
2012E Guidance (after-tax)

(Per share in U.S. $)		2012E Revised Guidance Range[1]
As-Reported	(a)	3.44 – 4.24
Less Special Items Through 3Q12		
Utility		
Transmission business spin-merge expenses		(0.15) – (0.15)
Entergy Wholesale Commodities		
Vermont Yankee asset impairment		(1.26) – (1.26)
Total Special Items	(b)	(1.41) – (1.41)
Operational	(a)-(b)	4.85 – 5.65

[1] *Originally prepared Nov 2011, updated Jan 2012 to reflect 2011 final results, revised Apr 2012 and updated on an as-reported basis Jul 2012 and Oct 2012; As-reported earnings guidance does not include any fourth quarter 2012 special items for expenses in connection with the proposed spin-off and merger of Entergy's transmission business with ITC*